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                                                                EXHIBIT 10.16(i)



                             FIRST AMENDMENT TO
                            AMENDED AND RESTATED
                     EMPLOYMENT AND CONSULTING AGREEMENT


                 FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AND CONSULTING AGREEMENT, dated as of February 11, 1997, between U.S. Home Corporation (the "Company") and Robert J. Strudler (the "Executive").

                 WHEREAS, the Company and the Executive are parties to an Amended and Restated Employment and Consulting Agreement, dated as of October 17, 1995 (the "Agreement").

                 WHEREAS, the Company and the Executive intend to extend the Employment Term (as defined in the Agreement) and, in consideration of such extension, desire to amend the Agreement as hereinafter provided.

                 WHEREAS, Section 7(c) of the Agreement permits such amendment by written agreement of both parties.

                 NOW THEREFORE, the Company and the Executive agree to amend the Agreement as follows:

                                     FIRST

                 Section 2 of the Agreement is hereby amended and restated in its entirety, to read as follows:

                          "2.     Term.  The term of the Executive's employment
                 hereunder shall continue until June 20, 2000; provided, however, that, unless either party otherwise elects by notice in writing delivered to the other at least 90 days prior to June 20, 1998, or any subsequent anniversary of June 20, 1998, such term shall be automatically extended for one additional year on June 20, 1998 (e.g., to June 20, 2001) and each subsequent anniversary thereof,
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                 unless sooner terminated by the Executive's voluntary
                 resignation or otherwise terminated pursuant to the terms of this Agreement (the "Employment Term")."


                                     SECOND

                 Clause (ii) of Section 5(c) of the Agreement is hereby amended and restated in its entirety, to read as follows:

                          "(ii)   if such termination occurs during the
                 Employment Term, an amount equal to the bonuses earned, including any amounts deferred, pursuant to Section 3(a)(ii) hereof and Appendix A hereto or otherwise, in respect of the most recently completed three calendar years;"


                                     THIRD

                 Except as amended herein, the Agreement is hereby ratified and confirmed and shall continue in full force and effect.

                 IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

                                       U.S. HOME CORPORATION


                                       By:
                                          -------------------------------------
                                          Isaac Heimbinder
                                          President, Co-Chief Executive Officer
                                          and Chief Operating Officer


                                       EXECUTIVE


                                       ----------------------------------------
                                       Robert J. Strudler



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